First Quarter
2010 Review
April 29, 2010
First Quarter
2010 Review
April 29, 2010
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to:
(i) increases in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation and changes in pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and
Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

First Quarter 2010
In Line with Expectations
First Quarter 2010
In Line with Expectations
Cyclical trough earnings quarter
Significant N.A. fiber cost inflation
& heavy maintenance outages
Price only modest benefit
Strong results in European Paper &
Packaging
Reduced operating costs
Demand improving at quarter’s end
Substantial price improvement
occurring at end of 1Q
2Q significantly better than 1Q
Earnings from continuing operations before
special items

1Q10 Financial Snapshot
1Q10 Financial Snapshot
1Q09 4Q09 1Q10
Sales ($B) $5.7 $6.0 $5.8
EBITDA ($MM) $604 $669 $560
Free Cash Flow ($MM) $521 $530 $39
Debt ($B) $11.5 $9.0 $9.0
Cash Balance ($B) $1.0 $1.9 $1.7
1
Earnings from continuing operations before special items
2
Cash provided by continuing operations less capital expenditures, excluding cash received from alternative fuel credits of
$0.1 B in 1Q09 and $0.4 B in 4Q09
2
1

6 Earnings before special items 1Q10 vs. 4Q09 EPS Higher Input Costs, Reduced Operating Costs 1Q10 vs. 4Q09 EPS Higher Input Costs, Reduced Operating Costs

7 Global Input Costs $100 MM North American Fiber Cost Spike Global Input Costs $100 MM North American Fiber Cost Spike By Business By Input Type

Business Highlights
1Q10
Business Highlights
1Q10
Solid Earnings
Europe & Russia (All Segments)
xpedx
Sun JV
Reduced Fixed Costs
Inverurie (UFS)
Etienne (Liner)
Albany & Pineville (Containerboard)
Franklin (Coated Paperboard)
xpedx

9 Industrial Packaging Earnings 1Q10 vs. 4Q09 Industrial Packaging Earnings 1Q10 vs. 4Q09 Earnings before special items 50% of Annual Maintenance Outages in 1Q10

N.A. Industrial Packaging Relative EBITDA Margins
N.A. Industrial Packaging Relative EBITDA Margins
IP EBITDA margins based on North American Industrial Packaging operating profit before special items
Competitor EBITDA margin estimates obtained from public filings and IP analysis
IP 1Q10 margin
reflects 148,000 tons or
5.9% downtime
Competitor A 1Q10 margin
reflects 35,000 tons or
5.7% downtime
Competitor B 1Q10 margin
reflects 36,000 tons or
3.5% downtime

11 Printing Papers Earnings 1Q10 vs. 4Q09 Printing Papers Earnings 1Q10 vs. 4Q09 Earnings before special items

12 Consumer Packaging Earnings 1Q10 vs. 4Q09 Consumer Packaging Earnings 1Q10 vs. 4Q09 Earnings before special items

$ Million 1Q09 4Q09 1Q10
Sales $1,590 $1,675 $1,580
Earnings ($7) $31 $21
xpedx
xpedx
Seasonal volume decrease
Strong year-over-year earnings improvement
driven by reduced operating costs
Also, strong quarter-over-quarter improvement
after 4Q inventory accounting adjustment
9% year-over-year headcount reduction
4Q09 earnings include a $17 MM favorable LIFO inventory valuation adjustment

$ Million 1Q09 4Q09 1Q10
Sales (100%) $395 $350 $395
Earnings (IP Share) ($26) $6 ($3)
Ilim’s results are reported on a one-quarter lag
IP’s shares of Ilim’s 1Q09, 4Q09 & 1Q10 earnings includes an after-tax foreign exchange loss of $15 MM, an after-tax foreign exchange gain of $2 MM and an after-tax foreign exchange loss of $2 MM, respectively
Ilim Joint Venture
Ilim Joint Venture
1Q10 vs. 4Q09 1Q10 vs. 1Q09
Business
Volume
Price /
Ton
Volume
Price /
Ton
Pulp 5% $76 8% $1
Containerboard (3%) $40 9% ($91)

First Quarter Summary
Cyclical Trough – Worst is Behind Us
First Quarter Summary
Cyclical Trough – Worst is Behind Us
1Q10 Summary
N.A. Fiber Cost Spike
High Maintenance
Outages
Reduced Operational  Costs
Price Improvement at
Quarter-End
2Q10 Outlook
Realization of Announced
Price Increases
Improving Demand
Declining Input Costs
Higher Outages Costs
Reduced Fixed Costs

16 Earnings Runway Potential Impact of Price Increase Realization Earnings Runway Potential Impact of Price Increase Realization

17 Balanced Capital Allocation to Increase Shareowner Value Balanced Capital Allocation to Increase Shareowner Value

18 Dividend Increase Returning Cash to Shareowners Dividend Increase Returning Cash to Shareowners Improving Global Economy Normal Credit Markets $3.7 B Debt Reduction Annual Dividend: $0.10 to $0.50

China
Thailand
Malaysia
India
Singapore
Agreed to purchase SCA’s Asian
packaging business for $200 MM
less post-closing adjustments
SCA system includes 13 corrugated
box plants and two specialty packaging
facilities
$340 MM Combined 2009 Revenue
Strengthening IP Asia
Acquiring SCA’s Asian Packaging Business
Strengthening IP Asia
Acquiring SCA’s Asian Packaging Business
Expect to complete the
purchase in 2Q10
SCA facilities complement
IP’s existing corrugated
packaging system
SCA Plants
IP Plants
Indonesia

Second Quarter Outlook
Changes from 1Q10
Second Quarter Outlook
Changes from 1Q10
North
America
Europe Brazil Asia
Volume
Paper Stable Stable Increasing Increasing
Packaging
Increasing
Stable
Pricing
Paper
Increasing
Increasing Increasing Increasing
Packaging
Significant
Increase
Stable
Maintenance Outages
~$8 MM
Increase
~$11 MM
Increase
~$5 MM
Increase
Input & Freight Costs Decreasing
Linerboard
Increasing
Stable
Pulp
Increasing
xpedx
Modest
Improvement
Ilim Increase
Corporate
Expense
Stable

21 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Patty Neuhoff 901-419-4052

$ Million 2008 2009
2010
Estimate
Capital Spending
$1,002 $534 $800
Depreciation &
Amortization
$1,347 $1,472 $1,450
Net Interest Expense
$492 $669 $600 - $625
Corporate Items
$103 $181 $200 - $225
Effective Tax Rate
31.5% 30% 30-32%
1
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics
1
1
1

Free Cash Flow
Free Cash Flow
$ Million 1Q09 4Q09 1Q10
Cash from Operations $649 $697 $159
Cash Received from Alternative Fuel
Mixture Tax Credits (AFMTC)
$145 $388 $0
Cash Provided by Continuing
Operations
$794 $1,085 $159
Less Capital Investment ($128) ($167) ($120)
Free Cash Flow $666 $918 $39
Free Cash Flow Excluding AFMTC
$521 $530 $39

Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
Debt Maturity Profile
Maturities as of Quarter-End
Debt Maturity Profile
Maturities as of Quarter-End

North American Downtime
6% of Capacity in 1Q
North American Downtime
6% of Capacity in 1Q
• Lack-of-order & maintenance downtime for North American Containerboard, Uncoated Papers, Market Pulp, & Coated
Paperboard.  See the following slide for detail by business.
Lack of order downtime excludes capacity from mills or machines that have been permanently shutdown
1,253
965
653
617
220
Primarily due to
wood shortages

North American Downtime
North American Downtime
• Lack of order downtime excludes capacity from mills or machines that have been permanently shutdown
Containerboard Uncoated Papers Market Pulp
Coated
Paperboard
456
33
91
54
18
21
148

$ Million 1Q10 2Q10E 3Q10E 4Q10E
Industrial Packaging $70 $45 $6 $25
North America $27 $48 $18 $37
Europe 0 11 15 15
Brazil 0 5 0 0
Printing Papers Total $27 $64 $33 $52
Consumer Packaging $6 $19 $0 $16
Total Impact $103 $128 $39 $93
Dollar impact of planned maintenance outages are estimates and subject to change
Maintenance Outages Expenses
Maintenance Outages Expenses

Forest Products
Forest Products
1Q09 4Q09 1Q10
Sales ($ MM) $5 $25 $10
Earnings ($ MM) $2 $18 $8
Acres Sold 2,000 7,700 3,300
Price / Acre $2,108 $2,655 $2,418
1
4Q09 figures exclude a 17,000-acre sale of a partnership interest at $369 per acre.
At the end of 1Q10, our land portfolio has ~200,000 acres with an estimated value of $225 - $250 million
1
1

1Q10 vs. 4Q09 1Q10 vs. 1Q09
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Container 2% $1 2% ($74)
European Container 1% €7 (4%) (€53)
Industrial Packaging
Industrial Packaging
N.A. Price Improvement
per Ton vs. 12/31/09
1Q10 Exit
Price
4/28/10
Price
Domestic Containerboard $27 $49
Boxes $27 $39

Average IP price realization (includes the impact of mix across all grades)
1Q10 vs. 4Q09 1Q10 vs. 1Q09
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper (4%) $23 2% ($49)
N.A. Pulp (15%) $83 7% $94
European Paper (7%) €5 (17%) (€44)
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
1Q10 vs. 4Q09 1Q10 vs. 1Q09
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
10% ($3) 19% ($44)
Revenue Price Revenue Price
Converting Businesses (6%) NA (5%) NA
Consumer Packaging
Consumer Packaging

Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax
from Continuing Operations
Special Items Pre-Tax ($Million) 1Q09 4Q09 1Q10
Industrial
Packaging
Alternative Fuel Mixture Credits $208 $212
Facility & Machine Closure Costs ($670) ($5)
Integration Costs ($36) ($15)
Other ($2)
Printing
Papers
Alternative Fuel Mixture Credits $240 $221
Facility Closure Costs ($29) ($223) ($204)
Consumer
Packaging
Alternative Fuel Mixture Credits $92 $83
Facility Closure Costs ($67)
Reorganization ($2) ($2) ($3)
xpedx
Reorganization ($5)
Corporate
Restructuring & Other Charges ($52) ($82) ($3)
Total Special Items Pre-Tax $421 $356 ($215)

Special Items Net of Taxes
from Continuing Operations
Special Items Net of Taxes
from Continuing Operations
1Q10
$ Million EPS
Earnings Before Special Items $16 $0.04
Special Items Net of Taxes:
Franklin Mill Shutdown
($124)
Tax Adjustments
($46)*
Other Facility Closures
($6)
Other Corporate
($2)
Total Special Items Net of Taxes ($178) ($0.42)
Net Earnings ($162) ($0.38)
* Tax adjustments include a non-cash charge of $32 million to reduce deferred tax assets related to post-retirement prescription drug coverage (Medicare Part D reimbursements)

1Q10 EBITDA
before Special Items
1Q10 EBITDA
before Special Items
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
per Ton
EBITDA
Margin
Industrial Packaging
North America
$18 $143 2,481 $65 9.1%
Europe
$24 $7 258 $120 12.6%
Printing Papers
North America
$70 $58 722 $177 18.7%
Western Europe
$5 $5 68 $147 13.7%
Eastern Europe & Russia
$42 $14 241 $232 26.9%
Brazil
$11 $34 248 $181 19.8%
U.S. Market Pulp
($3) $15 248 $48 7.6%
Consumer Packaging
U.S. Coated Paperboard
$3 $33 339 $106 9.8%
1
Excludes Recycling & Bag businesses; includes Saturating Kraft business
2
Includes Bleached Kraft business
3
Excludes Market Pulp
1
2
3
3

Operating Profits by Industry Segment
from Continuing Operations
Operating Profits by Industry Segment
from Continuing Operations
$ Million 1Q09 4Q09 1Q10
Industrial Packaging
$188 $84 $46
Printing Papers
$101 $139 $126
Consumer Packaging
$22 $49 $31
Distribution
($7) $31 $21
Forest Products
$2 $18 $8
Operating Profit $306 $321 $232
Net Interest Expense
($164) ($163) ($149)
Noncontrolling Interest / Equity Earnings Adjustment $6 $4 $8
Corporate Items
($51) ($40) ($51)
Special Items
$421 ($550) ($215)
Earnings (Loss) from continuing operations before
income taxes, equity earnings & noncontrolling interest
$518 ($428) ($175)
Equity Earnings (Loss), net of taxes -
Ilim ($26) $6 ($3)

Geographic Business Segment Operating Results
from Continuing Operations before Special Items
Geographic Business Segment Operating Results
from Continuing Operations before Special Items
$ Million
Sales Operating Profit
1Q09 4Q09 1Q10 1Q09 4Q09 1Q10
Industrial Packaging
North American $1,885 $1,855 $1,890 $175 $68 $23
European $240 $260 $245 $13 $17 $24
Asian $55 $95 $85 $0 ($1) ($1)
Printing Papers
North American $705 $700 $685 $84 $70 $70
European $325 $340 $315 $25 $46 $48
Brazilian $170 $300 $225 $20 $33 $11
U.S. Market Pulp $125 $160 $155 ($28) ($11) ($3)
Asian $0 $25 $25 $0 $1 $0
Consumer Packaging
North American $530 $540 $550 $4 $22 ($1)
European $70 $85 $85 $14 $21 $20
Asian $115 $160 $170 $4 $6 $12
Distribution $1,590 $1,675 $1,580 ($7) $31 $21
Excludes Forest Products

Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares1
MM
Diluted
EPS²
Before Special Items
1Q10
$40 ($13) ($9) ($2) $16 32% 429 $0.04
Special Items
1Q10
($215) $37 $0 $0 ($178) 17% 429 ($0.42)
Earnings
1Q10
($175) $24 ($9) ($2) ($162) 14% 429 ($0.38)
2010 Earnings from Continuing Operations
2010 Earnings from Continuing Operations
1
Assuming dilution
2
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations

38 Earnings from continuing operations before special items 1Q10 vs. 1Q09 EPS 1Q10 vs. 1Q09 EPS

39 Industrial Packaging Earnings 1Q10 vs. 1Q09 Industrial Packaging Earnings 1Q10 vs. 1Q09 Earnings before special items

40 Printing Papers Earnings 1Q10 vs. 1Q09 Printing Papers Earnings 1Q10 vs. 1Q09 Earnings before special items

$ Million 1Q09 4Q09 1Q10
Sales $170 $300 $225
Earnings $20 $33 $11
EBITDA Margin 26% 23% 20%
IP Brazil results are reported in the Printing Papers segment
IP Brazil
IP Brazil
1Q10 vs. 4Q09 1Q10 vs. 1Q09
Business Volume
Price /
Ton
Volume
Price /
Ton
Uncoated Freesheet (22%) $6 35% ($84)
Domestic (23%) ($22) (3%) ($92)
Export (21%) $25 85% ($78)

42 Consumer Packaging Earnings 1Q10 vs. 1Q09 Consumer Packaging Earnings 1Q10 vs. 1Q09 Earnings before special items

43 Total Cash Cost Components 1Q10 Total Cash Cost Components 1Q10 North American Mills Only

Global Input & Freight Costs by Input
$88 MM, or $0.14/Share Unfavorable vs. 1Q09
Global Input & Freight Costs by Input
$88 MM, or $0.14/Share Unfavorable vs. 1Q09
Input costs for continuing businesses

45 NYMEX Natural Gas closing prices Index: Jan 2005 Natural Gas Costs = 100 Natural Gas Costs 27% Increase vs. 4Q09 Average Cost Natural Gas Costs 27% Increase vs. 4Q09 Average Cost

46 Index: Jan 2005 Wood Costs = 100 U.S. Mill Wood Costs 14% Increase vs. 4Q09 Average Cost U.S. Mill Wood Costs 14% Increase vs. 4Q09 Average Cost Delivered cost to U.S. facilities

U.S. Old Corrugated Containers Costs
62% Increase vs. 4Q09 Average Cost
U.S. Old Corrugated Containers Costs
62% Increase vs. 4Q09 Average Cost
Index: Jan 2005 OCC Costs = 100
2005-2007 represents WY PKG delivered costs; 2008-2009 represents delivered costs to the integrated system

48 U.S. Fuel Oil Flat vs. 4Q09 Average Cost U.S. Fuel Oil Flat vs. 4Q09 Average Cost Index: Jan 2006 Fuel Oil Costs = 100 WTI Crude prices

2010 Global Consumption
Annual Purchase Estimates for Key Inputs
2010 Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
42,000,000 13,000,000
Fuel Oil (Barrels)
1,500,000 500,000
Coal (Tons)
860,000 260,000
Fiber
Wood (Tons)
44,200,000 8,800,000
Old Corrugated Containers (Tons)
3,000,000 310,000
Chemicals
Caustic Soda (Tons)
250,000 70,000
Starch (Tons)
394,000 96,000
Sodium Chlorate (Tons)
180,000 40,000
LD Polyethylene (Tons)
39,000 -
Latex (Tons)
22,000 4,000